UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: August 28, 2018

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

Effective August 28, 2018, the Company appointed Mr. Donald McDowell as Vice President of Corporate Development in addition to his current role as a Company director.  He has over 30 years of geological exploration, property evaluation, and development experience focused primarily on the mineral exploration industry in Nevada.  Since 2008, he has served as the President of Americas Gold Exploration Inc., a private company dedicated to Nevada mineral exploration.  In late 2017, he was instrumental in the acquisition of the Carlin Vanadium Property by Cornerstone Metals.  Previously, he spent 17 years with major mining corporations including Nippon Mining of Japan, Santa Fe Pacific Gold and Kennecott Exploration, where he was involved in exploration, resource/reserve evaluations, and mine development.  Mr. McDowell is a registered professional land surveyor in the State of California.

Mr. McDowell does not have a family relationship with any other member of the Board of Directors or any executive officer of the Company, and Mr. McDowell has not been a participant or had any interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

In connection with his appointment, Mr. McDowell will receive a base salary of $5,350 per month.

Item 7.01  Regulation FD Disclosure.

On August 29, 2018, the Company issued a press release entitled, “Timberline Commences Drilling at Elder Creek, Gravity Survey at Eureka, and Announces Management Changes”.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated August 29, 2018.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: August 28, 2018	By:	/s/ Steven A. Osterberg
Steven A. Osterberg Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated August 29, 2018.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.